EXHIBIT 99.1

AGREEMENT FOR ASSET PURCHASE

This Agreement (this “Agreement”) is executed on the 4th day of December, 2013,  by and between E-Waste Systems, Inc (“EWSI”) through its wholly owned subsidiary E-Waste Systems,  Cincinnati, Inc. (“Buyer”), and WWS Associates, Inc., doing business as 2TRG (collectively the “Business” or “Seller”) and its stockholders comprised of Leslie Loring and Carol Weinstein (“Stockholders”).  The parties agree as follows:

Section 1. Purchase and Sale of Assets.  At the Closing (as defined in section 9), Seller agrees to sell, convey, transfer, assign, and deliver to Buyer, and Buyer agrees to purchase from Seller all of Seller’s Assets, wherever situated, including but not limited to: the equipment, business of every kind and description,  and every other asset required to operate the business (the “Assets”), free and clear of all liens and encumbrances, except to the extent otherwise agreed to by the parties hereto and as specifically identified in Schedule 1.  Without limiting the foregoing, the Assets include all equipment, tools, furniture, fixtures, telephone number(s), contracts, goodwill, intellectual property, know-how, trademarks and trade names, business plans and strategies, customer lists, industry qualifications, ISO, certifications and trade secrets, and commodities (glass, metals, plastics, boards, unprocessed electronics, and similar).

Section 2. Purchase Price.  The “Purchase Price” of the Assets shall be equal to the Assumed Debt which shall include the liabilities set forth on Schedule 2 attached hereto and incorporated herein by this reference. As part of the assumption of liabilities, the parties acknowledge and agree that Buyer shall acquire that certain indebtedness to Fifth Third Bank as identified in Schedule 2 attached hereto (“Fifth Third Debt”).  The purchase of the indebtedness from Fifth Third Bank is governed by an Agreement executed by the parties on November 6, 2013, which is incorporated by reference into this Agreement.

Section 3. Payment.  Buyer shall assume, pay, perform and discharge the Assumed Debt within a reasonable time after Closing.  To the extent Buyer fails to timely satisfy this obligation, it shall defend and indemnify Seller from any action brought by any debtor.  Buyer shall provide at Closing a release of the personal guarantees, and release of that certain collateral described in Schedule 3 hereto comprising the obligations of Stockholders with respect to the Fifth Third Debt. In addition, as soon as practicable after Closing, Buyer shall return to Seller the promissory notes evidencing the Fifth third debt marked paid in full.”).  Finally, Buyer shall pay at Closing the sum of $120,038, which represents payments immediately due Silverstone ($50,000), Trustaff ($25,000), Leslie Loring ($25,000), and Gerner & Kearns ($20,038).  Buyer shall make these payments directly to the parties listed.  Each of these obligations is listed on Schedule 2 under the column “Cash at Closing.”

Section 4. Deleted.

Section 5. “Knowledge of the Seller” and terms of similar import shall mean the knowledge of Seller, its officers and directors including knowledge that Stockholders should have after due, reasonable and prudent inquiry.

Section 6. Ancillary Agreements.  At closing, the parties shall execute and deliver the following ancillary agreements:

a.	Employment Agreement in the form of attached Exhibit A;

b.	Bill of Sale in the form of Exhibit B; and

c.	Assignment and Assumption Agreement in the form of Exhibit C.

d.	Releases of the personal guarantees of Stockholders and such collateral releases as envisioned by Section 3 hereof.

e.	Release of claim of TruStaff in a form reasonably satisfactory to Buyer.

f.	Such other Agreements as contemplated herein.

Section 7.                      Debts, Liabilities, or Obligations Assumed.  Buyer shall not assume, take subject to, or agree to pay or perform any debt, liability, or obligation of Seller existing as of the date of Closing, or arising out of events occurring or circumstances existing prior to Closing except the Assumed Liabilities as detailed in Schedule 2.  The parties acknowledge that no steps will be taken to comply with any bulk sales law.

Section 8.                      Further Assurances.

a.
From time to time after the Closing Date, Seller shall execute and deliver, or cause to be executed and delivered, such other instruments of conveyance, assignment, transfer and delivery and will take such other actions as Buyer may reasonably request in order to more effectively transfer, convey, assign and deliver to Buyer, and to vest in Buyer, title to the Assets, or to enable Buyer to exercise and enjoy all rights and benefits with respect thereto or to effectuate the transactions contemplated hereby.

b.
From time to time after the Closing Date, Buyer will execute and deliver, or cause to be executed and delivered, such other instruments of conveyance, assignment, transfer, limited power of attorney or assurance and take such other actions as Seller may reasonably request in order to fully effectuate the transactions contemplated hereby.

Section 9.                      Closing.  The closing and consummation of this Agreement (the “Closing”) shall occur and be effective as soon as practicable after the execution hereof but not later than December 5, 2013.

Section 10.                      Covenants of Seller and Stockholders Regarding Conduct Pending Closing Date.  Company and the Stockholders severally covenant and agree that until the Closing Date they shall:

a.
Full Access.  Buyers and all authorized representatives shall have full access to examine all assets, books, records, financial statements, contracts and documents of Seller, and Seller and its officers and employees will cooperate fully with this examination.

b.
Carry on in Regular Course.  Seller shall, to the best of its ability, carry on and operate its business diligently and substantially in the same manner as heretofore, shall pay when due all of its obligations and liabilities, and shall not change any methods of management, accounting or operation, except with the prior written consent of Buyers.

c.
Increases Limited.  Without the prior written consent of Buyers, Seller will not grant or permit any material increase in the compensation payable or to become payable to any of the officers or employees of such Seller, or grant or permit any material increase in the benefits under any bonus, insurance, pension or other benefit plan, payment or arrangement made to, for or with any such employees or officers (including without limitation any sales bonuses to employees with respect to the transactions contemplated herein).

d.
Contracts and Commitments.  Seller will not enter into any contract or commitment, or engage in any other transaction, except transactions in the usual and ordinary course of its business and consistent with its business practices, without the prior written consent of Buyers.  Seller will not enter into or negotiate any agreement with any labor organization that will bind Buyers without the prior consent of Buyers.

e.	Maintenance. Seller shall operate, maintain and repair its property and assets in a normal business manner, and shall not use or operate its property or assets in other than a normal business manner.

f.
Preservation of Organization.  Seller shall use its best efforts to preserve its business organization intact, to keep available its present key employees, and to preserve its present relationships with those having business relations with it.

g.	Insurance. Seller will maintain all of its insurance in effect as of the date hereof.

Section 11.   Representations and warranties of Seller and Stockholders.  For the purpose of inducing Buyers to enter into this Agreement and to consummate the transactions contemplated hereby, Seller and Stockholders represent and warrant and agree, that:

a.	Authority; Consents.

i.
Authority.  The Seller has all requisite power and authority to enter into this Agreement, and the related agreements referred to herein, and to carry out such Seller’s obligations hereunder.  This Agreement and the related agreements, documents and instruments referred to herein have been duly executed and delivered by the Seller who is a party thereto and constitute the valid and legally binding obligations of each such Seller.

ii.
Consents.  No consent, approval, authorization or order of any court, governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, and the execution, delivery and performance by Seller and Stockholders of this Agreement, and of the transactions herein, does not require the consent of any third party under any contract, agreement, lease or license to which Seller or any of the Stockholders is a party, except as provided for in Loan Agreements that encumber the assets purchased.

b.	Corporate Matters.

i.	Organization and Qualification: Power.

1.	Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Ohio.

2.	Seller is duly qualified and/or licensed, as the case may be, and in good standing in the State of Ohio.

3.	Seller has all requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted.

c.	Financial. The Seller previously furnished to Buyers copies of Financial Statements that fairly reflect the Seller’s financial condition, copies of which are attached hereto as Exhibit D.

d.
Absence of Undisclosed Liability. To the best of the Seller’s knowledge, there are no liabilities or obligations of any kind, whether direct, indirect, accrued or contingent that encumber the Assets other than the liabilities disclosed by the Seller to the Buyer in Schedule 1.

e.
Litigation.  Seller is not bound by any order, judgment, stipulation or consent decree of any court or governmental agency affecting its assets, or limiting or affecting its operations.  However, Seller has entered into a settlement with OSHA with a pending payment.  As well, Seller’s landlord has filed an eviction action and obtained a writ of possession from the Hamilton County Court of Common Pleas.

f.	Licenses; Compliance With Laws and Regulations.

i.	Governmental Licenses. To the best of its knowledge Seller has all governmental licenses and permits necessary to conduct its business, and such licenses and permits are in full force and effect.

ii.	Compliance With Laws and Regulations. Buyer has inspected the Seller’s premises and business operations, and has investigated Seller’s compliance with applicable laws and regulations.

iii.	Insurance. Seller’s assets have been and are reasonably insured, and will be reasonably insured through the Closing Date.

iv.
Taxes.  Seller (i) has timely filed with the appropriate governmental agencies all Tax Returns required to be filed by it as of the date of this Agreement for all periods ended prior to the date of this Agreement, (ii) has paid all Taxes shown as payable on such Tax Returns and all Taxes that company is required by Law to pay, withhold or collect for all periods ending on or prior to the Closing Date have been correctly reported and fully paid, withheld or collected, or adequately reserved for as set forth in the Closing Balance Sheet.

g.
Contracts and Commitments. Seller is not a party to or is in any way obligated under, any agreement, contract or commitment containing any covenant limiting the freedom of Seller to engage in any line of business or compete with any Person other than in the ordinary course of business.

h.
Patents, Trademarks and Trade Names.  Schedule 4 attached hereto and incorporated herein by this reference sets forth a true and correct listing of all patents, trade names, trademarks, service marks, common-law trademarks, copyrights, domain names, websites and all registrations and applications for any of the foregoing, owned, possessed, licensed or used by Seller or otherwise used in the business.  Seller owns the entire right, title and interest in and to the items listed.

i.
No Pending Transactions.  Except for this Agreement, Seller is not a party to nor is bound by any agreement, undertaking or commitment:  (a) to merge or consolidate with, or to have acquire all or substantially all of the properties and assets of, any other Person; (b) to sell, lease or exchange all or substantially all of Seller’s properties and assets to any other Person; (c) to sell or exchange all or substantially all of the capital stock of Seller to any other Person; or (d) to reorganize Seller.

j.
Employees.  To the best of its knowledge, the Seller is in compliance with all applicable Laws respecting labor and employment, applicant and employee background checking, immigration, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. To the best of its knowledge Seller is not liable for any payment to any trust or other fund or to any governmental entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees other than routine payments to be made in the ordinary course.

k.
Brokers.  Seller has not incurred, nor will any Person be entitled to, on account of Seller, any brokers’, finders’, or similar fee in connection with the transactions contemplated by this Agreement, with the specific exclusion of Silverstone Advisors, LLC.

Section 12.   Representations and Warranties of Buyer.  For the purpose of inducing the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyers represents and warrants and the Seller and agrees that:

a.	Corporate Matters Regarding Buyer.

i.
Organization and Qualification; Power.  Buyer is a corporation duly organized and validly existing under the Laws of the State of Nevada.  Buyer has all requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted.

ii.
Authorization.  Buyer has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations herein.  No further corporate proceedings on the part of Buyer are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement and the related agreements, documents and instruments referred to herein to which Buyer is a party have been duly executed and delivered by Buyer and constitute the valid and legally binding obligations of Buyer.

iii.
Compliance; Binding Effect.  The execution and delivery of this Agreement and the related agreements, documents and instruments referred to herein, and the consummation of the transactions contemplated hereby, by Buyer will not violate any provisions of the Articles/Certificate of Incorporation or Bylaws of Buyer.

iv.
Consents.  No consent, approval, authorization or order of any court, governmental agency or body, or third party is required for the consummation and performance by Buyer of the transactions contemplated by this Agreement.

b.	Brokers. Buyer has not incurred, nor will any Person be entitled to, on account of Buyer, any brokers’, finders’, or similar fee in connection with the transactions contemplated by this Agreement.

Section 13.  Conditions to Obligations of Buyers.  The obligations of Buyers to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions:

a.
Ordinary Course.  Seller shall have operated its business in the ordinary course since December 31, 2012, and there shall have been no transactions outside the ordinary course of business without the prior written consent of Buyers.

b.
Third-Party Consents.  Seller possesses all authorizations, consents and approvals of all governmental agencies and authorities required to be obtained in order to permit consummation by Seller of the transactions contemplated by this Agreement.  Seller will cooperate in the transfer of such authorizations so as to permit the business currently carried on by Seller to continue to be carried on unimpaired.

c.
Statutory Requirements; Litigation.  To the best of Seller’s knowledge all statutory requirements for the valid consummation by Seller of the transactions contemplated by this Agreement shall have been fulfilled.  Between the date of this Agreement and the Closing Date, no action, investigation or proceeding shall have been instituted or shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transaction contemplated by this Agreement or to obtain damages in respect thereof. (exceptions for disclosures)

d.
Liens.  The Assets shall be free and clear of all security interests, mortgages, deeds of trust, liens, claims and encumbrances of any nature whatsoever except those obligations enumerated in Schedule 1of this Agreement.

e.	Other Agreements and Documents. On or before the Closing Date, Buyer shall have received the closing deliveries specified in this Agreement.

f.	Deliveries. Seller will have fully performed with respect to all of the closing deliveries specified in this Agreement.

Section 14.  Conditions to Obligations of Seller.  The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of the following conditions.

a.	Representations and Warranties. Each of the representations and warranties of Buyer herein contained shall be true and correct in all material respects at and as of the Closing Date.

b.	Statutory Requirements. All statutory requirements for the valid consummation by Buyer of the transactions contemplated by this Agreement shall have been fulfilled.

c.	Other Agreements and Documents. On or before the Closing Date, Seller shall have received the closing deliveries specified in this Agreement.

d.	Deliveries. Buyer will have fully performed with respect to all of the deliveries set forth herein.

Section 15.  Closing Deliveries.

a.    By the Seller.  Within five business days of the Closing, Company and Stockholders shall deliver to Buyers the following, duly executed:

1. Employment Agreement in the form of Exhibit A;
2. Bill of Sale in the form of Exhibit B;
3. Assignment and Assumption Agreement in the form of Exhibit C;
4. Certificate of Company and Stockholders in the form of Exhibit E;
5. The Certificate/Articles of Incorporation of Company certified as of the most recent practicable date by the Secretary of State of Incorporation;
6. A certificate of the Secretary of State of Ohio as to the good standing of Company as of the most recent practicable date; Assignment and Assumption Agreement in the form of Exhibit C; and
7. Updated Financial Information as required by Exhibit D.
8. Acknowledgement of TruStaff.

b.           By Buyers.  At the Closing, Buyers shall deliver to the Seller the following duly executed:

1. Employment Agreement in the form of Exhibit A
2. Certificate of BUYER in the form of Exhibit F; and
3. Assignment and Assumption Agreement in the form of Exhibit C.
4. Evidence of the purchase of the Fifth Third Debt.
5. Releases of the guarantees and collateral of Stockholders related to      the Fifth Third Debt.

Section 16.     Additional Acts.  Each party agrees to do all additional acts, and to execute, acknowledge, and deliver all additional documents, as may be reasonably necessary or appropriate to fully effectuate this Agreement and the transactions contemplated by this Agreement.

Section 17.     Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 18.     Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of this Agreement.  Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.  The words “includes” and “including” are not limiting.

Section 19.      Publicity.  No public announcement or other publicity regarding the transactions referred to herein shall be made by the BUYER, Stockholders or Company without the prior written approval.  Notwithstanding the foregoing, EWSI shall file an SEC form 8-K and shall announce the pendency of this transaction upon acceptance of this Agreement by Company.

Section 20.      Survival of representations, warranties, agreements and covenants; indemnification.

i.
Each and every representation and warranty made by Seller or BUYER in this Agreement or in any exhibits, schedules, instruments of transfer or other documents delivered pursuant thereto or in connection therewith shall be effective regardless of any investigation that may have been or may be made at any time by or on behalf of the party to whom such representation or warranty is made and shall survive the Closing, but except as otherwise provided herein shall terminate on the second anniversary of the Closing Date.

ii.	Any representation or warranty of the Company relating to title to or ownership of assets by Company shall extend for an unlimited period after the Closing Date.

iii.
All covenants and agreements contained in this Agreement or in any related agreement, certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing Date in accordance with their terms.

iv.
Indemnification by Buyers.  Buyers agrees to indemnify the Seller from and against any and all losses incurred or sustained by, or imposed upon, the Seller with respect to or by reason of (i) any breach or inaccuracy on the part of Buyers of any of its representations and warranties contained in this Agreement or in any related agreement, certificate, document or instrument delivered by Buyers hereunder or (ii) any breach, default or lack of performance on the part of Buyers of any of its agreements or covenants contained in this Agreement or in any related agreement, certificate, document or instrument delivered by Buyers hereunder or (iii) any claim related to the Assumed Debt.

v.
Indemnification by Company and Stockholders. Company and Stockholders agree to indemnify Buyer and EWSI and hold them harmless from and against Losses incurred or sustained or suffered by, or imposed upon Buyer or EWSI with respect to or by reason of any material breach on the part of any representation and warranty made by Company or Stockholders contained in this Agreement. The Company and Stockholders will obtain an assignment of the obligation of Seller to TruStaff for any claims it has or may have against Buyer arising out of this transaction.

Section 21.    Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the completion of the Closing as follows, and in no other manner:

a.       By mutual consent of the parties.

b.       By written notice from Buyer to Company and Stockholders if:

(i) there has been a material misrepresentation or material breach by either Company and Stockholders in the representations, warranties, agreements or covenants of Company and Stockholders set forth herein; or

(ii) any of the conditions provided for in this Agreement have not been reasonably satisfied or waived by Buyers in writing and the Closing has not occurred within the timeframe set forth in this Agreement or the date of such notice, whichever is later.

c.       By written notice from the Company and Stockholders to Buyers if:

(i) there has been a material misrepresentation or breach by Buyers in the representations, warranties, agreements or covenants of Buyers set forth herein; or

(ii) any of the conditions provided for in this Agreement have not been satisfied or waived by Company and Stockholders in writing and/or the Closing has not occurred within the time frame provided for in the Agreement or the date of such notice, whichever is later.

d.
Right to Proceed.  If any of the conditions specified in this Agreement have not been satisfied by Company or Stockholders, Buyer in addition to any other rights that may be available to it, may waive its rights to have such conditions satisfied prior to Closing and may proceed with the transactions contemplated hereby, and if any of the conditions specified in this Agreement have not been satisfied by Buyers prior to Closing, Company and Stockholders, in addition to any other rights that may be available to them, may waive their rights to have such conditions satisfied and may proceed with the transactions contemplated hereby; provided, however, that any such waiver by Buyers or Company and Stockholders, as the case may be, shall in no way diminish or eliminate any other rights that may be available to the waiving party related to or as a result of the waived condition or conditions not having been satisfied prior to Closing.

Section 22.     Governing law.  This Agreement shall be governed by and construed under and in accordance with the laws of the state of Ohio.

Section 23.     Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be considered delivered in all respects when it has been delivered by hand or overnight courier, by acknowledged facsimile transmission followed by the original mailed by certified mail, return receipt requested, or three (3) days after it is mailed by certified mail, return receipt requested, first class postage prepaid, addressed as follows:

To Buyer: Todd V. McMurtry Gerner and Kearns Co., LPA 8291 Beechmont Avenue, Suite C Cincinnati, OH 45255
To Seller and Stockholders: EWSI 9630 Clayton Road St. Louis, MO 63124

or such other addresses as shall be similarly furnished in writing by either party from time to time.

Section 24.     Exhibits and Schedules.  All exhibits and schedules hereto are by reference incorporated herein and made a part hereof.

Section 25.       Entire Agreement; Binding Effect.  This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein, and there are no agreements or understandings between the parties other than those set forth herein or executed simultaneously or in connection herewith.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 26.        Headings.  The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

Section 27.        Expenses.  The parties hereto shall bear their respective expenses incurred in connection with the negotiation, execution and performance of this Agreement.

Section 28.        Amendment.  This Agreement may be amended only by a written instrument executed on behalf of all of the parties hereto or, in the case of a waiver, by the party waiving compliance.

Section 29.         Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

Section 30.         Counterparts; facsimile signature.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement

Section 31.         Attorneys Fees.  In the event of any dispute or litigation between the parties, the prevailing party shall be entitled to recover its reasonable out of pocket costs, expenses, and attorneys’ fees.

Section 32.         Assignment/Binding Effect.  Buyer shall not assign all or any portion of this Agreement without the prior written consent of the Seller and Seller’s Stockholders.  This Agreement shall be binding upon the successors, heirs and assigns of the parties hereto.

Section 33.         Counsel.  Each party has been represented by legal counsel or has had the opportunity to consult legal counsel (and chosen not to do so) before executing this Agreement.  Each party waives any rule requiring construction against the drafter.

Section 34.         Disclosure.  No representation or warranty in this Agreement, and no statement, certificate or schedule furnished or to be furnished by or on behalf of either party pursuant to this Agreement, or any document or certificate delivered pursuant to this Agreement, contains or shall contain any untrue statement of material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

Executed as of the date set forth at the beginning of this Agreement

[signature page follows]

Company	Buyer

WWS Associates, Inc	E-Waste Services Cincinnati Inc

By: _________________________________	By: _____________________________

Its: _________________________________	Its: _____________________________

Stockholders:

________________________________________
Leslie Loring

________________________________________
Carol Weinstein